UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12
FelCor Lodging Trust Incorporated

(Name of Registrant as Specified In Its Charter)
P. Schoenfeld Asset Management LP
P. Schoenfeld Asset Management GP LLC
Peter Schoenfeld
Rick J. Weber
Erik S. Mass
PSAM Texas Master Fund Ltd.
PSAM Texas Fund Limited
PSAM Texas Fund L.P.
Synapse IV LLC
PSAM WorldArb Master Fund Ltd.
PSAM WorldArb Fund Limited
PSAM WorldArb Partners L.P.
WSCI Limited Partnership
Synapse I LLC
Spartan Partners L.P.
Perella Weinberg Partners Xerion Master Fund Ltd.
Perella Weinberg Partners Xerion Equity LP
Perella Weinberg Partners Xerion Fund GP LLC
Perella Weinberg Partners Capital Management LP
Perella Weinberg Partners Capital Management GP LLC
Perella Weinberg Partners Group LP
Christopher J. Hartung
C. Brian Strickland

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

[Letter Mailed To Holders of Preferred Stock of FelCor Lodging Trust Incorporated]
P. SCHOENFELD ASSET MANAGEMENT LP
October 11, 2010
Dear Fellow Preferred Stockholder,
We are writing to you in connection with your investment in FelCor Lodging Trust Incorporated. As you might be aware, FelCor suspended dividends on its preferred stock in March 2009. The dividend payment date of July 31, 2010 was the sixth dividend payment date for which dividends on the preferred stock have not been paid. Accordingly, preferred stockholders are currently entitled, pursuant to the preferred stock’s terms, to elect two new directors to the FelCor Board.
FelCor has called a special meeting of preferred stockholders for the sole purpose of electing two new directors. The Special Meeting is scheduled to be held on November 15, 2010.
We have nominated two independent and highly qualified candidates — Mr. Christopher J. Hartung and Mr. C. Brian Strickland — for election to the Board. Each will bring valuable experience and demonstrated expertise to the FelCor Board, and can only serve to augment the ability of the FelCor Board to guide FelCor through these challenging times. We urge you to consider their qualifications, detailed in the enclosed proxy statement, and then vote your shares FOR the election of our candidates using the enclosed WHITE proxy card TODAY.
FelCor has not nominated any person for election at the Special Meeting, and has indicated that it will not solicit proxies. Our candidates are thus currently running unopposed, but we still need your vote. The presence of a quorum, consisting of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of preferred stock, is required for any business to be conducted at the Special Meeting. Your vote is important — no matter how many shares you own. While we have included a proposal on the White proxy that will allow for an adjournment, if necessary, to provide time for the solicitation of additional votes, we urge you to vote today.
We sincerely appreciate your support.
Regards,
P. SCHOENFELD ASSET MANAGEMENT LP
REMEMBER:
If you have any questions, or need assistance in voting
your shares, please call the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED:
Shareholders Call Toll-Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

[VOTING INSTRUCTION CARD FOR HOLDERS OF DEPOSITARY SHARES REPRESENTING 8%
SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK]
[WHITE VOTING CARD]
SPECIAL MEETING OF PREFERRED STOCKHOLDERS OF
FELCOR LODGING TRUST INCORPORATED
TO BE HELD NOVEMBER 15, 2010
IMPORTANT: Please sign, date and mail your voting instruction card in the envelope provided as soon as possible. Your voting instructions should be received by the Depositary on or before 11:59 pm, New York City time on Wednesday, November 10, 2010, for action to be taken.
     THIS VOTING INSTRUCTION CARD RELATES TO THE SPECIAL MEETING OF PREFERRED STOCKHOLDERS OF FELCOR LODGING TRUST INCORPORATED (“FELCOR”) TO BE HELD ON NOVEMBER 15, 2010 (INCLUDING ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF, THE “SPECIAL MEETING”), AND IS BEING SENT TO THE HOLDERS OF FELCOR’S DEPOSITARY SHARES (THE “DEPOSITARY SHARES”) REPRESENTING 8% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK.
     This Voting Instruction Card is delivered to facilitate the voting by holders of Depositary Shares at the Special Meeting in connection with the solicitation by P. Schoenfeld Asset Management LP (“PSAM”), P. Schoenfeld Asset Management GP LLC, Peter Schoenfeld, Rick J. Weber, Erik S. Mass, PSAM Texas Master Fund Ltd., , PSAM Texas Fund Limited, PSAM Texas Fund L.P., Synapse IV LLC, PSAM WorldArb Master Fund Ltd., PSAM WorldArb Fund Limited, PSAM WorldArb Partners L.P., Synapse IV LLC, WSCI Limited Partnership, Synapse I LLC, Spartan Partners L.P., Perella Weinberg Partners Xerion Master Fund LTD., Perella Weinberg Partners Xerion Equity LP, Perella Weinberg Partners Xerion Fund GP LLC, Perella Weinberg Partners Capital Management LP, Perella Weinberg Partners Capital Management GP LLC, Perella Weinberg Partners Group LP, and Nominees named below. This solicitation is not being made by the board of directors of FelCor Lodging Trust Incorporated.
     The undersigned owner of Depositary Shares hereby requests and instructs American Stock Transfer Company, the registered holder of the Series C Stock (the “Depositary”), to vote or cause to be voted at the Special Meeting the 8% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of FelCor (the “Class C Shares”) represented by such Depositary Shares held by the undersigned as of the close of business on October 6, 2010 (or such other date as may be set as the record date for the Special Meeting). By signing on the reverse side hereof, the undersigned represents to the Depositary that the undersigned is entitled to vote such Depositary Shares at the Special Meeting and is duly authorized to give the voting instructions contained therein.
     THIS VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF YOU RETURN THIS VOTING INSTRUCTION CARD, PROPERLY EXECUTED, WITHOUT SPECIFYING A CHOICE, YOU WILL BE DEEMED TO HAVE INSTRUCTED THE DEPOSITARY TO CAST THE VOTES YOU ARE ENTITLED TO CAST “FOR” ALL NOMINEES AND “FOR” ANY ADJOURNMENT OF THE SPECIAL MEETING IF A QUORUM IS NOT PRESENT AT THE TIME OF THE SPECIAL MEETING OR IF OTHERWISE NECESSARY TO SOLICIT ADDITIONAL PROXIES TO ELECT THE NOMINEES. IF ANY OTHER MATTERS, INCLUDING PROCEDURAL MATTERS, ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING, THE VOTES THAT YOU ARE ENTITLED TO CAST WILL BE CAST BY THE DEPOSITARY AS INSTRUCTED BY PSAM.
(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE)

     PLEASE MARK WITH AN (X) THE BOX INDICATING YOUR CHOICE.
     1. Proposal to elect Christopher J. Hartung and C. Brian Strickland as directors of the Company.

To elect:	FOR	AGAINST	ABSTAIN

Christopher J. Hartung	☐	☐	☐
C. Brian Strickland	☐	☐	☐
     2.  Adjournment of Special Meeting if a quorum is not present at the time of the Special Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees.

Adjournment of Special Meeting if a quorum is not present at the time of the Special Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees:	FOR ☐	AGAINST ☐	ABSTAIN ☐
     A detailed explanation of the above proposals is contained in the Proxy Statement accompanying this Voting Instruction Card.

Signature of holder of Depositary Shares	Date:	Signature of holder of Depositary Shares	Date:

Note:	Please sign exactly as your name or names appear on this Voting Instruction Card. When Depositary Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.